NASDAQ:ADES A Leader in Clean Coal Technology Pritchard Capital Partners “Energize 2010” January 5, 2010 San Francisco, CA © Copyright 2010 ADA-ES, Inc. All rights reserved. Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of
U.S. securities laws, including statements relating to coal; future bids, projects, contracts, financing, ownership of ADA Carbon Solutions (“ADA-CS”), tax credits, production and various financial measures; the likelihood, timing and impact of new laws, regulations and court rulings on our target markets; anticipated sizes of and growth in our target markets;
future supply and demand; the new activated carbon (“AC”) facility ADA-CS is building; ADA-
CS’ ability to supply AC; and litigation.  These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those anticipated, including changes in laws and regulations, government funding, prices, economic conditions and market demand; impact of competition and litigation; availability, cost of and demand for alternative energy sources and other technologies; operational difficulties; availability of skilled personnel; failure to satisfy performance guaranties;
availability of raw materials and equipment; specific risks related to ADA-CS such as changes in the costs and timing of construction of the AC facility, failure to raise additional financing or satisfy conditions in existing agreements, termination of agreements and actions of ACS’s other owner; Clean Coal Solutions’ (“CCS”) ability to negotiate acceptable contracts for sale of Refined Coal and to monetize the tax credits; and other factors discussed in greater detail in our filings with the SEC.  You are cautioned not to place undue reliance on our forward-looking statements.  These statements are presented as of the date made, and we disclaim any duty to update them unless required by law to do so.

Clean Coal Technology
Coal is an abundant, cheap, and secure fuel
that provides over 50% of electricity in the US
1,100 coal-fired boilers in the U.S.
ADA provides the technology to burn it cleaner
Senior staff are industry recognized experts
– 30-year track record of
developing
and then
commercializing technologies
Positioned to take advantage of public and
political support for Clean Coal Technologies

Investment Highlights
Developing solid sorbent capture technology for greenhouse gas CO2
Started work under $3.2 MM DOE and utility funded program
Proposal submitted for $14 MM scale-up funding
Supported by major power generating companies
CO
2
Control
Refined
Coal
Patented technology designed to improve combustion of PRB Coals in
Cyclone boilers while reducing emissions of mercury and NOx
Clean Coal Solutions installed two production facilities in December 2009 capable of producing over 6 MM tons of Refined Coal per year
Tests completed to qualify for Section 45 IRS tax credit of $6.20/ton for ten years; monetization triggers payments to ADA-ES of up to $4 MM from JV partner, NexGen
Activated Carbon Injection (“ACI”) is deemed maximum achievable control technology (“MACT”) for the removal of mercury
ADA is a market leader for ACI equipment and engineering services
Existing regulations create $200-300 MM market for activated carbon (“AC”);
Federal regulations likely to lead to $1 billion market for AC
ADA Carbon Solutions (“ADA-CS”) building new energy-efficient AC manufacturing facility in LA; DOE awarded ADA-CS’ subsidiary, Red River Environmental
Products, $245 MM conditional loan guarantee to finance the facility
Mercury
Control

ADA
ENVIRONMENTAL SOLUTIONS

ADA
ENVIRONMENTAL SOLUTIONS

-5- GROWTH AREA #1: Mercury Control

Plant with consent decree limiting mercury emissions

-6- AC Market Drivers: Regulations for Mercury Control Existing rules create $200 - 300 MM AC market

Activated Carbon Injection (“ACI”)
Equipment Sales for Initial Market
Contracts for ACI systems for over 130 boilers (55 GW)
have been awarded by power companies to date
– ADA market share: approximately 30%
– The rest are split between 7 or 8 other companies
An additional 15-20 contracts are expected for new power
plants and current state regulations
Working closely with largest utilities in the U.S. and
Canada
Key supplier of mercury control technology to major air
pollution control companies

06/18/2007

PSEG
We make things work for you.

Xcel Energy
RESPONSIBLE BY NATURE

ALLIANT ENERGY

Ameren

Luminant

conectiv energy
A New Generation of Energy

LS Power

ADA
ENVIRONMENTAL SOLUTIONS

ADA Commercial ACI Systems > 20 GW ADA Commercial ACI Systems > 20 GW Plant burns PRB coal or lignite Plant burns bituminous coal ADA Clients -8-

Update on Expected Federal Laws
U.S. EPA MACT for Coal-Fired Boilers
– Will cover all 189 Hazardous Air Pollutants (“HAPs”)
– Should result in 90 to 95% limit for mercury
– EPA has agreed to have a final rule in place by November 2011 with full implementation in 2014.
U.S. EPA Industrial Boiler MACT
– Will cover larger number of boilers, smaller units
– Will require distribution for AC and simpler ACI systems
U.S. EPA MACT for Cement
– AC needed for both mercury and volatiles
U.S. Legislation
– 3-P Bill could be added to Climate bill by Sen. Carper (D-DE)
which includes 90% Hg
Canadian-wide mercury standard has been passed

-10- ACI System for Mercury 90% Mercury Control at Approximately 1% of the Retail Cost of Electricity Emission Control Equipment (NO x , SO 2 , Particulate)

350
300
250
200
150
100
50
0
ACI Systems Sold
State Rules and New Plants
MACT High Estimate
MACT Low Estimate
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Annual Market for ACI Equipment Expected from a Federal MACT Standard -11-

Demand with Federal MACT for Utility Boilers, Cement Kilns, and Industrial Boilers
AC Production
Million Pounds Per Year
1600
1400
1200
1000
800
600
400
200
0
2008
2009
2010
2011
2012
2013
2014
2015
ADA-CS
Norit
Calgon
Sorb Tech
MWV
Imports

AC Production Supply / Demand

ADA-CS New Activated Carbon Production
ADA-CS New Activated Carbon Production
Building largest AC plant(s) to date: 150 MM lbs/yr
Capital cost:  approx. $385 MM
Plant designed to be low-cost producer
3-5 year development process:  Under construction and
on schedule
Red River, LA plant startup target: April 2010

Potential for Up to Six Production Lines
Two lines permitted adjacent to Red River Mine in Louisiana
Permits filed for two lines at a site near Bismarck, ND
Developing additional site near coal sources to minimize feedstock costs

Low-Cost Producer
Plant sited in the middle of lignite reserves
– Provides access to a long term supply of low-cost feedstock material
Minimal transportation costs for lignite
Plant design with four furnaces in a single production line
minimizes labor requirements
Modern, state-of-the-art equipment reduces
maintenance costs
Production designed for large volume customers,
minimizes material handling and labor
Energy efficient design with extensive energy recovery
– Generates 19 MWs, 6 MW for internal use, 13 MWs to be sold on grid as revenue source

ADA-CS Interim AC Supply Facility
Currently supplying AC to utilities prior to new plant start-up
Sourcing high-quality AC
AC processing and logistics facility
– Processing capacity up to 60 MM pounds per year of Powdered AC
– Easy access to rail and barge transportation

EnergyCapital Partners

About Us

Energy Capital Partners is a private equity firm dedicated to investing in North America's energy infrastructure. Through our $2.25 billion fund (Energy Capital Partners I, LP), we invest in assets and businesses primarily in the following sectors:

- Power generation, including renewable energy facilities
- Electric transmission
- Midstream gas, including gas storage, pipelines and other related assets
- Other infrastructure assets such as coal transportation, handling and reserves, and energy service companies.

Including Energy Capital Partners' acquisition of FirstLight Power Resources, members of our senior management team have played leading roles as principals in over $10 billion in energy asset purchases across 130 separate energy assets. These include investments in and management of Goldman Sachs Power, Orion Power, Constellation Energy Commodities Group, U.S. Generating Company and the Path 15 Transmission Line.

Energy Capital Partners' offices are located in Short Hills, NJ and San Diego, CA.

Provided by Energy Capital Partners -17-

Financing for AC Plant
$385 MM to be financed through 60% debt and 40% equity
ADA ownership of the JV will depend upon equity contribution to project:
– $20 MM in assets
– $19 MM from ADA Stock Purchase Agreement with ECP for 3.6 MM preferred shares
– ECP has provided equity for project through direct investment in JV ACS
Approximately $200 MM spent on construction and related activities to date;
Plant remains on schedule with start expected April 2010
ECP has continued to provide bridge financing beyond equity investment
– Continued funding by ECP likely to result in ~25% ownership by ADA*
$245 MM conditional loan guarantee secured from DOE
– Expected to replace ECP bridge financing and fund construction
– Long-term loan provided through the Federal Financing Bank (“FFB”);
lower rate than borrowing in private credit markets
– Subject to completion of due diligence and other customary closing conditions
*  Based upon management estimates of debt sizing upon financial close and assuming closing of the
Stock Purchase Agreement with ECP

Ownership Structure after ECP
Equity Investment
Parent
Companies
Development
Company
Project
Companies
35% Owner

*Based upon estimates of final capital and financing costs upon closing of debt financing.
~25%* ~75%*
DOE Loan Guarantee
ADA - ES
Energy Capital
Partners (ECP)
ADA Carbon
Solutions,
LLC
*
Red River
Environmental
Products, LLC
Underwood
Environmental
Products, LLC
Morton
Environmental
Products, LLC
Crowfoot
Supply
Company, LLC

ACI Testing
System Optimization
Technology Services
APC Expertise
Mercury Measurement
ACI Systems
Flue Gas Conditioning
Aftermarket Service
Emission Control Systems
Customer
Activated Carbon
Interim Processing
Production Facilities
Logistics
ACI System Enhancements
Clean Coal Additives
Beneficial Use of Ash
Technology Development
CO_2 Capture
Sorbent Development
Ash Disposal Studies

ADA ENVIRONMENTAL SOLUTIONS

Total Solutions Provider Total Solutions Provider The ADA Advantage The ADA Advantage -20-

CLEAN COAL SOLUTIONS LLC.

ADA
ENVIRONMENTAL SOLUTIONS

GROWTH AREA #2: Refined Coal Product ADA-ES’ opportunity through joint venture with an affiliate of NexGen Resources Corporation -21-

Section 45 Refined Coal Tax Credit
Clean Coal’s patented refined coal technology,
CyClean, is designed to enhance combustion of
PRB coals in cyclone boilers
Two systems placed-in-service in December,
meeting Section 45 tax credit deadline for
– $6.20 ton/coal for ten years
– Together, facilities are expected to produce greater
than 6 MM tons of Refined Coal per year
– Reduce NOx by >20% and Hg by >40%
Monetized revenue expected to produce > $6 MM
in operating income per year for ADA
Monetization will trigger up to $4 MM from NexGen
to maintain 50% of JV
Working to obtain extension of the placed-in-service
deadline for another year to expand business
further in 2010

GROWTH AREA #3: Control of Greenhouse Emissions: Carbon Dioxide -23-

Carbon Capture and Storage (CCS)
International, Federal, and State Regulations are
being proposed requiring 50% to 80% reduction in
CO
2
emissions
Requires development of technology to capture
carbon from existing plants

0
100
200
300
400
1
50% CO2
Reduction
New

ADA-ES CO
2
Capture Technology
Designed to capture CO
2
from flue gas in conventional coal-
fired boilers
Based on regenerable solid sorbents - advantages over
competing technologies:
– For the customer:  lower cost and less parasitic energy
– For ADA:  continuous revenues from sale of proprietary
chemical sorbents
$3.2 MM DOE R&D program with extensive industry support
– Southern Company, Luminant, American Electric Power, Xcel Energy
There has been a significant increase in funding opportunities for CCS technology through DOE.

Next Steps for CCS Technology
Next Steps for CCS Technology
One more year on current DOE Program
– Field tests using slipstream device
• Bituminous Coal at Southern Company
• PRB at Xcel
• Lignite at Luminant
– Design of conceptual 500 MW system
Responded in December to a DOE Funding
Opportunity Announcement for scale-up of
solid-sorbent based carbon capture
technology
– Up to $15 MM per program
Opportunities for DOE and industry funding
for full-scale demonstrations are expected in
the future

Lawsuits
Calgon
– Suit based upon a contract Calgon signed with MidWest
Generation for AC sales
– Calgon and ADA had an MOU that provided a commission on
sales of AC bid while the MOU was in place
– ADA believes that it is entitled to >$8 MM in commissions on this contract
– Discovery near complete, trial expected in July 2010
Norit
– In June, Norit sought an injunction to stop construction of the plant.  This was summarily rejected by the Judge.
– On October 6, the Judge ruled in favor of a motion ADA filed requiring that the suit be addressed by binding arbitration in
Atlanta, GA.
• We view this as a very positive development in the Case

Financial Highlights
Cash flow positive on an
annual basis 2003-2007
Revenue CAGR of 23%,
2003 - 2008
9M’09 total revenues
increased to $13.5 MM vs.
$12.9 MM in 9M’08 due to
increased ACI system
sales*
As of 9/30/09:
– 7.0 MM diluted shares outstanding
– 50%+ held by institutions
– ~11% held by insiders and
employees
Balance sheet highlights (at
09/30/09):
– Working capital of $2.3 MM
– Shareholders’ equity of $25.3 MM
– Cash & equivalents of $800K
Market cap: $41.7 MM (12/30/09)

*
Nine months 2009 financial results do not consolidate the results of the subsidiary, ADA Carbon Solutions,
LLC,  ADA’s joint venture with Energy Capital Partners and its affiliates.

Michael Durham, Ph.D., MBA President and CEO, ADA Environmental Solutions miked@adaes.com (303) 734-1727 Creating a Future with Creating a Future with Cleaner Coal Cleaner Coal